UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 16, 2013, Clayton Williams Energy, Inc. (the “Company”) provided notice to the NASDAQ Global Select Market (the “NASDAQ”) that the Company intends to transfer the listing of its shares of common stock, par value $0.10 (the “Common Stock”), from the NASDAQ to the New York Stock Exchange (the “NYSE”). The Common Stock has been approved for listing on the NYSE and the Company expects that its Common Stock will begin trading on the NYSE on December 30, 2013 under the ticker symbol “CWEI”. Until the transfer of listing to the NYSE is completed, the Common Stock will continue to be traded on the NASDAQ under its current ticker symbol.

A copy of the news release issued by the Company in connection with the transfer of its listing from the NASDAQ to the NYSE is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 3.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

NYSE Rule 304 (“Rule 304”) provides that if a listed company’s board of directors is divided into multiple classes, that such classes be of approximately equal size and tenure, that directors’ terms of office not exceed three years and that the listed company elect a majority of its board of directors every two years. The Board of Directors of the Company (the “Board”) is divided into three classes: Class I directors with terms expiring at the 2016 annual meeting of shareholders, Class II directors with terms expiring at the 2015 annual meeting of shareholders and Class III directors with terms expiring at the 2014 annual meeting of shareholders. Prior to the reclassification of the Board described in this Item 5.02, the number of directors in each class was one, two and three, respectively, and with one additional vacancy in Class I.

In connection with the Company’s intent to transfer the listing of its Common Stock to the NYSE, on December 16, 2013, Davis L. Ford resigned from his position as a Class III director and was immediately reappointed by the Board to fill the existing Class I vacancy. Dr. Ford’s resignation and reappointment was effected solely to reclassify the Board in order to comply with Rule 304. For all other purposes, including director compensation, Dr. Ford’s service on the Board is deemed to have continued uninterrupted since February 2004, when he first joined the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	News Release of Clayton Williams Energy, Inc., dated December 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	December 16, 2013	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and Chief
Operating Officer

Date:	December 16, 2013	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and Chief Financial
Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release of Clayton Williams Energy, Inc., dated December 16, 2013